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\                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  June 30, 2003
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                           INTEGRATED BIOPHARMA, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-28876               22-2407475
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(State or Other Jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)          Identification No.)

201 Route 22, Hillside, New Jersey                              07205
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           (Address of Principal Executive Offices)          (Zip Code)

   Registrant's telephone number, including area code         (973) 926-0816
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                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

     On June 30, 2003, Integrated BioPharma, Inc., a Delaware corporation, issued a press release regarding completion of a private placement. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.     Description
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99.1            Press Release, dated June 30, 2003, entitled "Integrated
                BioPharma Completes $9.5 Million Private Placement."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTEGRATED BIOPHARMA, INC.
Date:   July 10, 2003



                                     By: /s/ Eric Friedman
                                     ----------------------
                                     Name:   Eric Friedman
                                     Title:  Chief Financial Officer